                            OPPENHEIMER MULTI CAP VALUE FUND
                        Class Y Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4"
         --------------------
         x 10-3/4" decorative border, 5/16" wide)

                  (upper left corner, box with heading: NUMBER [of shares]

                  (upper right corner)  [share certificate no.] XX-000000

                  (upper right box, CLASS Y SHARES below cert. no.)

                  (centered below boxes)
                           Oppenheimer Multi Cap Value Fund

                  A Massachusetts Business Trust

(at left)  THIS IS TO CERTIFY THAT          (at right) SEE REVERSE FOR
                                                                 CERTAIN DEFINITIONS

                                                              (box with number) CUSIP
(at left)  is the owner of

(centered)  FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST, par value $.001 per share

                            OPPENHEIMER MULTI CAP VALUE FUND
                            --------------------------------

         (hereinafter called the "Fund"),  transferable only on the books of the Fund by the holder hereof in person or by duly authorized  attorney,  upon surrender of
         this   certificate   properly   endorsed.   This  certificate  and  the  shares
         represented  hereby  are  issued  and  shall  be  held  subject  to  all of the provisions of the  Declaration  of Trust of the Fund to all of which the holder
         by  acceptance   hereof   assents.   This   certificate   is  not  valid  until
         countersigned by the Transfer Agent.

         WITNESS  the  facsimile  seal  of the  Fund  and  the  signatures  of its  duly authorized officers.

(at left of seal)          Dated:                             (at right of seal)

(signature)                                                   (signature)

Brian W. Wixted                                      Robert G. Zack
-----------------------                              -------------------
Treasurer                                                     President

                                  (centered at bottom)
                             1-1/2" diameter facsimile seal
                                      with legend

                            OPPENHEIMER MULTI CAP VALUE FUND
                                          SEAL
                                          2002
                             COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OppenheimerFunds Services
                                                     [A  Division  Of  OppenheimerFunds,
Inc.]
                                                     Denver (CO) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
         -------------------

         The following  abbreviations,  when used in the inscription on the face of this certificate,  shall be construed  as though they were  written out in full  according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)
(Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of  beneficial  interest represented  by  the  within  certificate,  and do  hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s)
--------------------------
                                                     guaranteed        Name of Guarantor
                                                     by:
-----------------------------
                                                                       Signature of
                                                                       Officer/Title

(text printed              NOTICE: The signature(s) to this assignment must correspond
vertically to right        correspond with the name(s) as written upon the face of the
of above paragraph         certificate  in  every  particular   without   alteration  or
enlargement
                           or any change whatever.

(text printed in           Signatures must be guaranteed by a financial
box to left of             institution of the type described in the current
signature(s)               prospectus of the Fund.

PLEASE NOTE: This document contains a watermark
OppenheimerFunds

when viewed at an angle.  It is invalid without this                     "four hands"
watermark:                                                               logotype

                                      THIS SPACE MUST NOT BE COVERED IN ANY WAY